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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 30, 2003



                       Commission file Number 333-49429-01

                        PRESTOLITE ELECTRIC HOLDING, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                              94-3142033
--------------------------------------------------------------------------------
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                            Identification Number)

         2311 Green Rd., Ste B, Ann Arbor, Michigan               48105
         -----------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)

                                (734) 913 -- 6600
                                -----------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
  (Former name, address, and former fiscal year, if changed since last report)
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 Item 9.  Regulation FD Disclosure.

On January 28, 2003, P. Kim Packard, president and CEO of Prestolite Electric Incorporated announced 2002 sales of the company while speaking at a high-yield conference in New Orleans. A press release was simultaneously issued and posted to our website at http://www.prestolite.com/pgs_news/pr_03_0128.html.


(c)      Exhibits.

         9.1      Press Release of January 28, 2003 announcing sales for 2002.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:    January 30, 2003                         By:  /s/ Dennis P Chelminski
                                                       -----------------------
                                                           Dennis P. Chelminski
                                                           Vice President and
                                                           Controller
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                                 EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION


EX-9.1              Press Release of January 28, 2003 announcing Sales for 2002.